EATON VANCE GLOBAL SOVEREIGN OPPORTUNITIES FUND

(formerly EATON VANCE GLOBAL BOND FUND)

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

EATON VANCE SHORT DURATION STRATEGIC INCOME FUND

Supplement to Prospectus and Statement of Additional Information dated March 1, 2023

The following changes will be effective on or about January 16, 2024:

1.Eaton Vance Short Duration Strategic Income Fund (the “Fund”) will change its name to Eaton Vance Strategic Income Fund, and all references to the Fund will be replaced with “Eaton Vance Strategic Income Fund.”

2.The Fund will no longer limit its average duration under normal market conditions to 3.5 years or less.

Accordingly, the following replaces the first paragraph in “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Short Duration Strategic Income Fund”:

The Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective. The Fund seeks investment in, but not limited to, foreign and domestic securities and other instruments, mortgage-backed securities (“MBS”) and asset-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized mortgage obligations, stripped securities, preferred and convertible securities, bank instruments, high yield corporate debt, loans, other fixed-income securities, sovereign nations including emerging markets and so-called frontier markets (such as currencies, interest rates and debt instruments issued or guaranteed by sovereign entities (including U.S. Treasuries)), inflation and credit-linked debt securities, municipal investments, and commodities-related investments. The Fund may invest up to 20% of its net assets in equity securities and may invest up to 10% of its net assets in municipal securities. The Fund may have significant investment in a geographic region or country. The Fund may invest in investments of any maturity and without regard to a specific duration target or limit.

December 14, 2023	43182 12.14.23